OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                               (UNAUDITED)     (UNAUDITED)               (UNAUDITED)      (UNAUDITED)
                                             APRIL 30, 2000  MARCH 31, 2000             APRIL 30, 2000   MARCH 31, 2000
                                                  ESD              ESD        CHANGE      CORPORATE        CORPORATE         CHANGE
                                            ---------------------------------------------------------------------------------------
CURRENT ASSETS
Cash                                                       -        13,357    (13,357)       258,164           157,746     100,418
Restricted cash held in escrow                             -             -          -                                            -
Accounts receivable
  A/R--trade                                       9,287,286     9,463,759   (176,473)             -                 -           -
  A/R--remediation systems                           157,263       218,920    (61,657)             -                 -           -
  A/R--employees                                      23,004        18,508      4,496              -                 -           -
  A/R--supplemental                                        -             -          -              -                 -           -
  A/R--miscellaneous                                  16,250         1,050     15,200      1,224,094         1,224,094           -
  Allowance for doubtful accounts                   (271,926)     (288,713)    16,787     (1,076,094)       (1,076,094)          -
                                            ------------------------------------------- -------------------------------------------
    Accounts receivable, net                       9,211,877     9,413,524   (201,647)       148,000           148,000           -
                                            ------------------------------------------- -------------------------------------------
Costs and earnings in excess of billings           4,507,020     4,604,097    (97,077)                                           -
Costs and earnings in excess of billings
  for Remediation Systems                            562,153       664,713   (102,560)                                           -
Prepaid expenses                                     345,138       238,791    106,347         47,409            62,350     (14,941)
                                            ------------------------------------------- -------------------------------------------
TOTAL CURRENT ASSETS                              14,626,188    14,934,482   (308,294)       453,573           368,096      85,477
                                            ------------------------------------------- -------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                  2,127,801     2,168,479    (40,678)             -                 -           -
  Automotive equipment                               905,345       932,781    (27,436)             -                 -           -
  Office furniture and equipment                   1,024,761     1,020,976      3,785         16,403            27,206     (10,803)
  Land, Building, and leasehold
    improvements                                     112,128       107,729      4,399              -                 -           -
                                            ------------------------------------------- -------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                   4,170,035     4,229,965    (59,930)        16,403            27,206     (10,803)
  Accum. Depreciation                             (3,348,726)   (3,382,137)    33,411        (16,403)          (27,206)     10,803
                                            ------------------------------------------- -------------------------------------------
TOTAL PROPERTY & EQUIP., NET                         821,309       847,828    (26,519)             -                 -           -
                                            ------------------------------------------- --------------------------------------------
Other Assets                                          87,809        88,049       (240)        41,622            41,622           -
Investment & Intercompany in
  Subsidiaires                                                                      -     74,375,431        74,375,431           -
                                            ------------------------------------------- --------------------------------------------
TOTAL ASSETS                                      15,535,306    15,870,359   (335,053)    74,870,626        74,785,149      85,477
                                            =========================================== ===========================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                   882,190       945,948    (63,758)         3,159            28,145     (24,986)
  Accounts payable - remediation systems             719,416       883,634   (164,218)             -                 -           -
  Line of Credit with GMAC                                                          -     26,323,895        25,751,101     572,794
  Transfer of Pre-petition preference
    collections from vendors                                                        -       (991,252)         (963,284)    (27,968)
                                            ------------------------------------------- -------------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences                               -             -          -     25,332,643        24,787,817     544,826
  Accrued expenses, excluding bankruptcy
    costs                                            544,296       530,308     13,988         28,088             7,573      20,515
  Estimated claims against cash held in
    escrow                                                 -             -          -              -                 -           -
                                            ------------------------------------------- -------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            8,752,764     8,790,566    (37,802)    10,324,080         9,742,391     581,689
Intercompany Notes Payable                         7,435,857     7,435,857          -                                            -
Pre Petition Preference collections from
  vendors                                                  -             -          -        991,252           963,284      27,968
Pre Petition Liabilities                                   -             -          -      3,606,863         3,606,863           -
Pre Petition Estimated Construction Claims                 -             -          -                                            -
                                            ------------------------------------------- -------------------------------------------
  TOTAL LIABILITIES                               16,188,621    16,226,423    (37,802)    14,922,195        14,312,538     609,657
                                            ------------------------------------------- -------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                          121,289           121,289           -
Additional paid in capital                        14,557,677    14,557,677          -    127,234,871       127,234,871           -
Treasury Stock A-P-I-C                                                                      (562,506)         (562,506)          -
Retained earnings - prior                         (9,028,340)   (9,028,340)         -    (49,321,103)      (49,321,103)          -
Y-T-D net income pre petition                         (8,532)       (8,532)         -     (2,399,934)       (2,399,934)          -
Y-T-D net income post petition                    (6,174,120)   (5,876,869)  (297,251)   (15,124,186)      (14,600,006)   (524,180)
                                            ------------------------------------------- -------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                        (653,315)     (356,064)  (297,251)    59,948,431        60,472,611    (524,180)
                                            ------------------------------------------- --------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          15,535,306    15,870,359   (335,053)    74,870,626        74,785,149      85,477
                                            =========================================== ===========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                (UNAUDITED)      (UNAUDITED)               (UNAUDITED)      (UNAUDITED)
                                              APRIL 30, 2000   MARCH 31, 2000             APRIL 30, 2000   MARCH 31, 2000
                                                 CONTINUING       CONTINUING               DISCONTINUED      DISCONTINUED
                                                 OPERATIONS       OPERATIONS    CHANGE      OPERATIONS        OPERATIONS    CHANGE
                                              ------------------------------------------ -----------------------------------------
CURRENT ASSETS
Cash                                                258,164        171,103       87,061              -                 -        -
Restricted cash held in escrow                            -              -            -      2,734,665         2,732,711    1,954
Accounts receivable
  A/R--trade                                      9,287,286      9,463,759     (176,473)     3,240,282         3,240,282        -
  A/R--remediation systems                          157,263        218,920      (61,657)             -                 -        -
  A/R--employees                                     23,004         18,508        4,496              -                 -        -
  A/R--supplemental                                       -              -            -      1,242,986         1,242,986        -
  A/R--miscellaneous                              1,240,344      1,225,144       15,200         10,078            10,078        -
  Allowance for doubtful accounts                (1,348,020)    (1,364,807)      16,787     (3,411,768)       (3,411,768)       -
                                              ------------------------------------------ ----------------------------------------
   Accounts receivable, net                       9,359,877      9,561,524     (201,647)     1,081,578         1,081,578        -
                                              ------------------------------------------ ----------------------------------------
Costs and earnings in excess of billings          4,507,020      4,604,097      (97,077)                                        -
Costs and earnings in excess of billings
  for Remediation Systems                           562,153        664,713     (102,560)                                        -
Prepaid expenses                                    392,547        301,141       91,406              -                 -        -
                                              ------------------------------------------ ----------------------------------------
TOTAL CURRENT ASSETS                             15,079,761     15,302,578     (222,817)     3,816,243         3,814,289    1,954
                                              ------------------------------------------ ----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                 2,127,801      2,168,479      (40,678)             -             1,000   (1,000)
  Automotive equipment                              905,345        932,781      (27,436)             -                 -        -
  Office furniture and equipment                  1,041,164      1,048,182       (7,018)             -                 -        -
  Land, Building, and leasehold improvements        112,128        107,729        4,399              -                 -        -
                                              ------------------------------------------ ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  4,186,438      4,257,171      (70,733)             -             1,000   (1,000)
  Accum. Depreciation                            (3,365,129)    (3,409,343)      44,214              -                 -        -
                                              ------------------------------------------ ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                        821,309        847,828      (26,519)             -             1,000   (1,000)
                                              ------------------------------------------ ----------------------------------------
Other Assets                                        129,431        129,671         (240)             -                 -        -
Investment & Intercompany in
  Subsidiaires                                   74,375,431     74,375,431            -                                         -
                                              ------------------------------------------ ----------------------------------------
TOTAL ASSETS                                     90,405,932     90,655,508     (249,576)     3,816,243         3,815,289      954
                                              ========================================== ========================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  885,349        974,093      (88,744)             -                 -        -
  Accounts payable - remediation systems            719,416        883,634     (164,218)             -                 -        -
  Line of Credit with GMAC                       26,323,895     25,751,101      572,794                                         -
  Transfer of Pre-petition preference
    collections from vendors                       (991,252)      (963,284)     (27,968)                                        -
                                              ------------------------------------------ ----------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences                     25,332,643     24,787,817      544,826              -                 -        -
  Accrued expenses, excluding bankruptcy
    costs                                           572,384        537,881       34,503         69,976            69,976        -
  Estimated claims against cash held in
    escrow                                                -              -            -      2,536,420         2,534,466    1,954
                                              ------------------------------------------ ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          19,076,844     18,532,957      543,887     12,650,734        12,648,780    1,954
Intercompany Notes Payable                        7,435,857      7,435,857            -      4,811,126         4,811,126        -
Pre Petition Preference collections from
  vendors                                           991,252        963,284       27,968                                         -
Pre Petition Liabilities                          3,606,863      3,606,863            -     11,809,400        11,809,110      290
Pre Petition Estimated Construction Claims                -              -            -      1,800,000         1,800,000        -
                                              -----------------------------------------  ----------------------------------------
  TOTAL LIABILITIES                              31,110,816     30,538,961      571,855     31,071,260        31,069,016    2,244
                                              ------------------------------------------ ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                 121,289        121,289            -      5,454,120         5,454,120        -
Additional paid in capital                      141,792,548    141,792,548            -     39,347,007        39,347,007        -
Treasury Stock A-P-I-C                             (562,506)      (562,506)           -              -                 -        -
Retained earnings - prior                       (58,349,443)   (58,349,443)           -    (53,656,003)      (53,656,003)       -
Y-T-D net income pre petition                    (2,408,466)    (2,408,466)           -        499,770           499,770        -
Y-T-D net income post petition                  (21,298,306)   (20,476,875)    (821,431)   (18,899,911)      (18,898,621)  (1,290)
                                              -----------------------------------------  ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                     59,295,116     60,116,547     (821,431)   (27,255,017)      (27,253,727)  (1,290)
                                              -----------------------------------------  ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         90,405,932     90,655,508     (249,576)     3,816,243         3,815,289      954
                                              ========================================== ========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                (UNAUDITED)         (UNAUDITED)
                                              APRIL 30, 2000      MARCH 31, 2000
                                                 COMBINED            COMBINED
                                                   FINAL               FINAL             CHANGE
                                            -----------------------------------------------------
CURRENT ASSETS
Cash                                                258,164              171,103         87,061
Restricted cash held in escrow                    2,734,665            2,732,711          1,954
Accounts receivable
  A/R--trade                                     12,527,568           12,704,041       (176,473)
  A/R--remediation systems                          157,263              218,920        (61,657)
  A/R--employees                                     23,004               18,508          4,496
  A/R--supplemental                               1,242,986            1,242,986              -
  A/R--miscellaneous                              1,250,422            1,235,222         15,200
  Allowance for doubtful accounts                (4,759,788)          (4,776,575)        16,787
                                            -----------------------------------------------------
    Accounts receivable, net                     10,441,455           10,643,102       (201,647)
                                            -----------------------------------------------------
Costs and earnings in excess of billings          4,507,020            4,604,097        (97,077)
Costs and earnings in excess of billings
  for Remediation Systems                           562,153              664,713       (102,560)
Prepaid expenses                                    392,547              301,141         91,406
                                            -----------------------------------------------------
TOTAL CURRENT ASSETS                             18,896,004           19,116,867       (220,863)
                                            -----------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                 2,127,801            2,169,479        (41,678)
  Automotive equipment                              905,345              932,781        (27,436)
  Office furniture and equipment                  1,041,164            1,048,182         (7,018)
  Land, Building, and leasehold
    improvements                                    112,128              107,729          4,399
                                            -----------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  4,186,438            4,258,171        (71,733)
  Accum. Depreciation                            (3,365,129)          (3,409,343)        44,214
                                            -----------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                        821,309              848,828        (27,519)
                                            -----------------------------------------------------
Other Assets                                        129,431              129,671           (240)
Investment & Intercompany in
  Subsidiaires                                            0                    0              -
                                            -----------------------------------------------------
TOTAL ASSETS                                     19,846,744           20,095,366       (248,622)
                                            =====================================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  885,349              974,093        (88,744)
  Accounts payable - remediation systems            719,416              883,634       (164,218)
  Line of Credit with GMAC                       26,323,895           25,751,101        572,794
  Transfer of Pre-petition preference
    collections from vendors                       (991,252)            (963,284)       (27,968)
                                            -----------------------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences                     25,332,643           24,787,817        544,826
  Accrued expenses, excluding bankruptcy
    costs                                           642,360              607,857         34,503
  Estimated claims against cash held in
    escrow                                        2,536,420            2,534,466          1,954
                                            -----------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          31,727,578           31,181,737        545,841
Intercompany Notes Payable                                -                    -              -
Pre Petition Preference collections from
  vendors                                           991,252              963,284         27,968
Pre Petition Liabilities                         15,416,263           15,415,973            290
Pre Petition Estimated Construction Claims        1,800,000            1,800,000              -
                                            -----------------------------------------------------
  TOTAL LIABILITIES                              49,935,093           49,360,994        574,099
                                            -----------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                 121,289              121,289              -
Additional paid in capital                      124,465,227          124,465,227              -
Treasury Stock A-P-I-C                             (562,506)            (562,506)             -
Retained earnings - prior                      (112,005,446)        (112,005,446)             -
Y-T-D net income pre petition                    (1,908,696)          (1,908,696)             -
Y-T-D net income post petition                  (40,198,217)         (39,375,496)      (822,721)
                                            -----------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                    (30,088,349)         (29,265,628)      (822,721)
                                            -----------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         19,846,744           20,095,366       (248,622)
                                            =====================================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
        OPERATIONS INFORMATION

                                          (UNAUDITED)      (UNAUDITED)                 (UNAUDITED)       (UNAUDITED)
                                          MONTH ENDED      MONTH ENDED                 MONTH ENDED       MONTH ENDED
                                        APRIL 30, 2000   MARCH 31, 2000              APRIL 30, 2000    MARCH 31, 2000
                                              ESD              ESD        CHANGE        CORPORATE         CORPORATE       CHANGE
                                        -----------------------------------------    --------------------------------------------
Sales                                        791,241          998,146   (206,905)               -                -             -
Cost of Sales                                628,569          873,151   (244,582)               -                -             -
                                        -----------------------------------------    --------------------------------------------
     Gross Profit                            162,672          124,995     37,677                -                -             -

Selling, General, and Administrative         425,610          398,397     27,213           81,955           63,010        18,945
                                        -----------------------------------------    --------------------------------------------

Income (Loss) From Operations               (262,938)        (273,402)    10,464          (81,955)         (63,010)      (18,945)

Other Income(Expense):
  I/C Interest Income (Expense)              (58,862)         (56,526)    (2,336)          58,862           56,526         2,336
  Interest Expense                               (43)               -        (43)        (246,290)        (227,363)      (18,927)
  Other Expense                                    -                -          -           (2,425)          (4,513)        2,088
                                        -----------------------------------------    --------------------------------------------
    Total Other (Expense)                    (34,313)         (56,526)    22,213         (189,853)        (175,350)      (14,503)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              (297,251)        (329,928)    32,677         (271,808)        (238,360)      (33,448)
Bankruptcy Administrative Expenses                                                       (252,372)        (122,117)     (130,255)
                                        -----------------------------------------    --------------------------------------------
Net Income (Loss)                           (297,251)        (329,928)    32,677         (524,180)        (360,477)     (163,703)
                                        =========================================    ============================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
        OPERATIONS INFORMATION

                                           (UNAUDITED)      (UNAUDITED)                 (UNAUDITED)     (UNAUDITED)
                                           MONTH ENDED      MONTH ENDED                 MONTH ENDED     MONTH ENDED
                                         APRIL 30, 2000   MARCH 31, 2000               APRIL 30, 2000  MARCH 31, 2000
                                           CONTINUING       CONTINUING                  DISCONTINUED     DISCONTINUED
                                           OPERATIONS       OPERATIONS      CHANGE       OPERATIONS       OPERATIONS    CHANGE
                                        --------------------------------------------   -----------------------------------------
Sales                                        791,241         998,146       (206,905)          -                   -           -
Cost of Sales                                628,569         873,151       (244,582)          -                   -           -
                                        --------------------------------------------   -----------------------------------------
    Gross Profit                             162,672         124,995         37,677           -                   -           -

Selling, General, and Administrative         507,565         461,407         46,158           -                   -           -
                                        ---------------------------------------------  -----------------------------------------

Income (Loss) From Operations               (344,893)       (336,412)        (8,481)          -                   -           -

Other Income(Expense):
  I/C Interest Income (Expense)                    -               -              -           -                   -           -
  Interest Expense                          (246,333)       (227,363)       (18,970)          -                   -           -
  Other Expense                               (2,425)         (4,513)         2,088      (1,290)             31,100     (32,390)
                                        --------------------------------------------   -----------------------------------------
    Total Other (Expense)                   (224,166)       (231,876)         7,710      (1,290)             31,100     (32,390)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              (569,059)       (568,288)          (771)     (1,290)             31,100     (32,390)
Bankruptcy Administrative Expenses          (252,372)       (122,117)      (130,255)          -                   -           -
                                        --------------------------------------------   -----------------------------------------
Net Income (Loss)                           (821,431)       (690,405)      (131,026)     (1,290)             31,100     (32,390)
                                        ============================================   =========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
        OPERATIONS INFORMATION

                                            (UNAUDITED)        (UNAUDITED)
                                            MONTH ENDED        MONTH ENDED
                                          APRIL 30, 2000     MARCH 31, 2000
                                              COMBINED          COMBINED
                                               FINAL              FINAL          CHANGE
                                         ------------------------------------------------
Sales                                         791,241           998,146         (206,905)
Cost of Sales                                 628,569           873,151         (244,582)
                                         ------------------------------------------------
    Gross Profit                              162,672           124,995           37,677

Selling, General, and Administrative          507,565           461,407           46,158
                                         ------------------------------------------------

Income (Loss) From Operations                (344,893)         (336,412)          (8,481)

Other Income(Expense):
  I/C Interest Income (Expense)                     -                 -                -
  Interest Expense                           (246,333)         (227,363)         (18,970)
  Other Expense                                (3,715)           26,587          (30,302)
                                         ------------------------------------------------
    Total Other (Expense)                    (225,456)         (200,776)         (24,680)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (570,349)         (537,188)         (33,161)
Bankruptcy Administrative Expenses           (252,372)         (122,117)        (130,255)
                                         ------------------------------------------------
Net Income (Loss)                            (822,721)         (659,305)        (163,416)
                                         ================================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                    (UNAUDITED)          (UNAUDITED)
                                                                    MONTH ENDED          MONTH ENDED
                                                                  APRIL 30, 2000       MARCH 31, 2000        CHANGE
                                                              ----------------------  ------------------  -------------
Cash flows from operating activities:
  Net loss                                                              ($822,721)          ($481,339)     ($341,382)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                         29,896              30,481           (585)
      Write off of accounts receivable                                    112,610                   0        112,610
      (Gain) / Loss on sale of property and equipment                     (24,592)                  0        (24,592)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                     27,380             226,855       (199,475)
      Receivables - remediation systems, net                               61,657         (218,920.00)       280,577
      Costs in excess of billings                                          97,077             145,083        (48,006)
      Costs in excess of billings - remediation systems                   102,560              11,336
      Prepaids & other assets                                             (91,406)             37,956       (129,362)
     Increase (decrease) in:
      Accounts payable - remediation systems                             (164,218)            207,585       (371,803)
      Accrued expenses                                                    229,613             (18,096)       247,709
      Other net changes in assets and liabilities                             240                 892           (652)
                                                              --------------------    ----------------   ------------
        Total adjustments                                                 292,073             430,358       (229,509)
                                                              --------------------    ----------------   ------------
        Net cash provided by (used in) operating activities              (530,648)            (50,981)      (570,891)


Cash flows from investing activities:
     Proceeds from sale of equipment                                       53,100                 400         52,700
     Additions to property and equipment                                   (8,185)             (3,974)        (4,211)
                                                              --------------------    ----------------   ------------
       Net cash provided by (used in) investing activities                 44,915              (3,574)        48,489


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                     572,794              46,787        526,007
  Proceeds from pre-petition preference payment receipts                   27,968              38,263        (10,295)
  (Reduction) Increase of pre-petition liabilities                        (27,968)            (38,263)        10,295
                                                              --------------------    ----------------   ------------
      Net cash provided by (used in) financing activities                 572,794              46,787        526,007
                                                              --------------------    ----------------   ------------
Net increase (decrease) in cash                                            87,061              (7,768)         3,605

CASH AT BEGINNING OF PERIOD                                               171,103             178,871         (7,768)
                                                              --------------------    ----------------   ------------

CASH AT END OF PERIOD                                                    $258,164            $171,103        ($4,163)
                                                              ====================    ================   ============


           See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
April 30, 2000 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation

The financial statement information presented is un-audited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

GMAC Credit Corporation

As of April 30, 2000, the Company's borrowings from GMAC Credit Corporation ("GMACCC") were $26,323,895.

Costs and Earnings in Excess of Billing

The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable

Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

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Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.


Florida Supplemental

In January 2000, the ESD Florida Supplemental balances were transferred to Discontinued Operations. The amounts of the transaction transferred were:
Restricted Cash Held in Escrow of $2.7 million, net receivables of $300,000 and Estimated claims against cash held in escrow of $2.5 million.

Pre-Petition Preference Receipts

Beginning in June 1999, Omega began collecting pre-petition preferences. These are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of April 2000 and total collections since June 1999 were $27,968 and $991,252, respectively.